Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Juan Ramón Alaix, Chief Executive Officer, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Zoetis Inc. for the period ended September 30, 2018 (the "Report") (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

November 1, 2018	By:	/s/ JUAN RAMÓN ALAIX
Juan Ramón Alaix
Chief Executive Officer